================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          RENTAL SERVICE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                           RENTAL SERVICE CORPORATION

                        14505 N. HAYDEN ROAD, SUITE 322
                           SCOTTSDALE, ARIZONA  85260

                           NOTICE AND PROXY STATEMENT
                   FOR ACTION TO BE TAKEN BY WRITTEN CONSENT
                      IN LIEU OF A MEETING OF STOCKHOLDERS

To Our Stockholders:

     Attached hereto is a Proxy Statement (the "Proxy Statement") which solicits the written consent of the stockholders of Rental Service Corporation, a Delaware corporation (the "Company"), for the following action (the "Proposal"):

     To authorize and approve the Company's adoption of the 1996 Equity Participation Plan of Rental Service Corporation (the "1996 Plan"). The terms and conditions of the 1996 Plan are described in the Proxy Statement under the heading "Description of the 1996 Plan."

     On December 5, 1996, the Company's Board of Directors approved and adopted the 1996 Plan. The Company's Board of Directors deems the 1996 Plan to be advisable, and recommends that the stockholders approve it by voting for the Proposal described in the Proxy Statement.

     The principal purposes of the 1996 Plan are to provide incentives for officers, directors, key employees and consultants of the Company and its subsidiaries through granting options, restricted stock and other awards, thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's service. In addition to awards made to officers, key employees or consultants, the 1996 Plan provides for the granting of options to the Company's independent non-employee directors pursuant to a formula, as described in the Proxy Statement under "Description of the 1996 Plan." The Board of Directors believes that the 1996 Plan will help attract, retain and motivate officers, key employees, consultants and directors who are important to the Company's success and growth and will help create a mutuality of interest between such individuals and the Company's stockholders. While the Company currently maintains its 1995 Stock Option Plan For Key Employees (the "1995 Plan") for similar purposes, as of December 5, 1996, the date on which the Board adopted the 1996 Plan, only 1,860 of the 324,000 shares of Common Stock, par value $.01 per share ("Common Stock"), issuable under the 1995 Plan were available for future stock option grants. The Company's Board of Directors believes that the 1996 Plan will provide the Company with increased flexibility in its attempts to achieve the goals described above and that it is desirable to obtain such increased flexibility as soon as possible. Accordingly, rather than incurring the expense of a special meeting of the stockholders or delaying the adoption of the 1996 Plan, the Company's Board of Directors is hereby soliciting approval of the Proposal by written consent, in lieu of a meeting of the stockholders.

     Under the 1996 Plan, not more than 1,000,000 shares of Common Stock (or the equivalent thereof in other equity securities) are authorized for issuance upon exercise of options, stock appreciation rights, and other awards, or upon vesting of restricted or deferred stock awards.

                              By Order of the Board of Directors



                              Douglas A. Waugaman
                              Secretary
Scottsdale, Arizona
January 10, 1997

--------------------------------------------------------------------------------
  IN ORDER TO ENSURE YOUR REPRESENTATION IN THE ACTION TO BE TAKEN BY WRITTEN CONSENT, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED CONSENT CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES).
--------------------------------------------------------------------------------

                                                                PRELIMINARY COPY


                           RENTAL SERVICE CORPORATION

                        14505 N. HAYDEN ROAD, SUITE 322
                          SCOTTSDALE, ARIZONA,  85260

                                PROXY STATEMENT
                   FOR STOCKHOLDER ACTION BY WRITTEN CONSENT

     This proxy statement ("Proxy Statement") is furnished to the stockholders by the Board of Directors (the "Board") of Rental Service Corporation, a Delaware corporation (the "Company" or "RSC"), for solicitation of the written consent of stockholders of a single proposal (the "Proposal") to approve the adoption of the 1996 Equity Participation Plan of Rental Service Corporation (the "1996 Plan").

     It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed Consent Card will commence on or about January 10, 1997. The procedure for indicating approval of the Proposal is described in detail in this Proxy Statement.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS CONSENT TO THE PROPOSAL.

                              GENERAL INFORMATION


BACKGROUND

     The Board adopted the 1996 Plan on December 5, 1996. The principal purposes of the 1996 Plan are to provide incentives for officers, directors, key employees and consultants of the Company and its subsidiaries through granting options, restricted stock and other awards, thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's service. In addition to awards made to officers, key employees or consultants, the 1996 Plan provides for the granting of options to the Company's independent non-employee directors pursuant to a formula, as described in further detail below under "Description of the 1996 Plan." The Board believes that the 1996 Plan will help attract, retain and motivate officers, key employees, consultants and directors who are important to the Company's success and growth and will help create a mutuality of interest between such individuals and the Company's stockholders. While the Company currently maintains its 1995 Stock Option Plan For Key Employees (the "1995 Plan") for similar purposes, as of December 5, 1996, the date on which the Company adopted the 1996 Plan, only 1,860 of the 324,000 shares of Common Stock, par value $.01 per share ("Common Stock"), issuable under the 1995 Plan were available for future stock option grants. The Board believes that the 1996 Plan will provide the Company with increased flexibility in its attempts to achieve the goals described above and that it is desirable to obtain such increased flexibility as soon as possible. Accordingly, rather than incurring the expense of a special meeting of the stockholders or delaying the adoption of the 1996 Plan, the Board is hereby soliciting approval of the Proposal by written consent, in lieu of a meeting of the stockholders.

     Under the 1996 Plan, not more than 1,000,000 shares of Common Stock (or the equivalent thereof in other equity securities) are authorized for issuance upon exercise of options, stock appreciation rights, and other awards, or upon vesting of restricted or deferred stock awards.

VOTING SHARES AND VOTING RIGHTS

     Stockholders of record at the close of business on January 6, 1997 (the "Record Date") are entitled to approve the Proposal. On the Record Date, there were 11,376,378 shares of Common Stock of the Company issued and outstanding. Each share of Common Stock is entitled to one vote. The Proposal must be approved by the holders of a majority of the outstanding shares of Common Stock of the Company as of the Record Date.

     The beneficial ownership of the Company's Common Stock by certain beneficial owners and by each of the Company's directors, certain of its most highly-compensated executive officers and all executive officers and directors as a group is set forth below under "Security Ownership of Certain Beneficial Owners and Management."

     Under the Company's Certificate of Incorporation and Bylaws and pursuant to Delaware law, any action which may be taken at any annual or special meeting of the stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The matter being considered by the stockholders is being submitted for action by written consent, rather than by votes cast at a meeting. The Proposal will be deemed to have been approved at the earliest time after January 18, 1997 at which the Company has received consents that have not previously been revoked representing the approval of a majority of the shares of Common Stock issued and outstanding on the Record Date, provided that such approval is received on or prior to February 14, 1997 (the "Termination Date"). If, however, sufficient written consents have not been received by the Termination Date, the Company reserves the right to extend the solicitation of written consents made hereby except that, under Delaware law, such solicitation may not be extended beyond the date 60 days after the earliest dated consent received by the Company. Any election to extend this consent solicitation will be made by the Company by news release or other similar public announcement. The date on which the Proposal is deemed approved hereunder is referred to as the "Effective Date."

     Stockholders are being requested to indicate approval of the Proposal by checking the appropriate box on the enclosed Consent Card and executing the Consent Card. FAILURE TO CHECK ANY OF THE BOXES WILL, IF THE CONSENT CARD HAS BEEN SIGNED, CONSTITUTE APPROVAL OF THE PROPOSAL. A complete description of the 1996 Plan has not been set forth on the Consent Card itself due to space limitations. Nevertheless, signing and indicating approval on the Consent Card will be deemed to be written consent to the approval of the Proposal. Consent Cards that reflect abstentions will be treated as voted for purposes of determining the approval of the Proposal and will have the same effect as a vote against the Proposal. Consent Cards that reflect "broker non-votes" will be treated as unvoted for purposes of determining approval.

     Execution of the Consent Card will constitute your approval, as a stockholder of the Company, of the Proposal, and if sufficient written consents are received, the Proposal will be deemed to have been approved by the stockholders of the Company. No dissenters or similar rights apply to stockholders who do not approve the Proposal.

     The Company will pay the entire cost of the preparation and mailing of this Proxy Statement and all other costs of this solicitation. Following the initial mailing of this Proxy Statement, the Company and its agents may also solicit proxies by mail, telephone, facsimile or in person; employees of the Company who assist in such activities will not receive additional compensation in connection therewith.

DELIVERY OF WRITTEN CONSENTS

     The Board of Directors requests that each stockholder execute, date and mail or deliver the Consent Card to ChaseMellon Shareholder Services, L.L.C., the Company's Registrar and Transfer Agent, at one of the following addresses, as appropriate:

       By Mail:                      By Hand Delivery or Overnight Delivery:
 Church Street Station                         600 Willowtree Rd.
    P.O. Box 1540                              Leonia, NJ  07605
New York, NY  10271-1540                    Attention: David Rillera

An addressed envelope is provided for your convenience in returning the Consent Card. THE CONSENT CARD SHOULD BE RETURNED AS SOON AS POSSIBLE AND, IN ANY EVENT, FOR RECEIPT PRIOR TO FEBRUARY 14, 1997. DO NOT SEND CONSENT CARDS TO THE COMPANY.

REVOCATION OF WRITTEN CONSENTS

     Any Consent Card executed and delivered by a stockholder may be revoked by delivering written notice of such revocation prior to the Effective Date to the Company at the address set forth below:

                          Rental Service Corporation
                        14505 N. Hayden Road, Suite 322
                          Scottsdale, Arizona,  85260
                      Attention: Chief Financial Officer

Consent Cards may not be revoked after the Effective Date.

NOTICE OF EFFECTIVENESS OF PROPOSAL

     If the Proposal is approved by stockholders and the Effective Date occurs, the Company will promptly give notice thereof to all stockholders who have not consented in writing to the extent required by Section 228(d) of the Delaware General Corporation Law.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as December 23, 1996 regarding beneficial ownership of the Common Stock of the Company by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and named executive officer of the Company and (iii) the Company's executive officers and directors as a group. Except as otherwise indicated, each stockholder listed below has informed the Company that such stockholder has (a) sole voting and investment power with respect to such stockholder's shares of stock, except to the extent that authority is shared by spouses under applicable law, and (b) record and beneficial ownership with respect to such stockholder's shares of stock.

                                            AMOUNT AND NATURE OF     PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)    BENEFICIAL OWNERSHIP(2)      CLASS
----------------------------------------   -----------------------   -----------
Brentwood RSC Partners, L.P.(3)...                 3,731,715             32.8%
William M. Barnum, Jr.(3).........                 3,731,715             32.8
Frederick J. Warren (3)...........                 3,731,715             32.8
John G. Quigley(4)................                   711,045              6.3
Nassau Capital Partners, L.P.(4)..                   707,220              6.2
Martin R. Reid(5).................                   160,022              1.4
Douglas A. Waugaman(5)............                    58,806              *
Ronald Halchishak(6)..............                     6,696              *
David G. Ledlow(6)................                     6,696              *
James R. Buch(6)..................                     1,800              *
Christopher A. Laurence(3)........                        --             --
Eric L. Mattson(7)................                        --             --
All directors and executive
 officers as a group
 (10 persons)(3)(4)(6)............                 4,676,780             41.1

--------------

 *  Less than 1%

(1) Unless otherwise indicated, the address for each named person is c/o Rental Service Corporation, 14505 N. Hayden Road, Suite 322, Scottsdale, Arizona 85260.

(2) A person is deemed as of any date to have "beneficial ownership" of any security that such person has a right to acquire within 60 days after such date. Shares which each identified stockholder has the right to acquire within 60 days of the date of the table set forth above are deemed to be outstanding in calculating the percentage ownership of such stockholder, but are not deemed to be outstanding as to any other person.

(3) Messrs. Barnum and Warren, directors of the Company, are general partners of Brentwood Buyout Partners, L.P., the general partner of Brentwood RSC Partners, L.P.; accordingly Messrs. Barnum and Warren may be deemed to be the beneficial owners of such shares and for purposes of this table they are included. Messrs. Barnum and Warren disclaim beneficial ownership of such shares. The address of Brentwood RSC Partners, L.P., Mr. Barnum, Mr. Warren and Mr. Laurence is 11150 Santa Monica Boulevard, Suite 1200, Los Angeles, California 90025.

(4) Mr. Quigley, a director of the Company, is a member of Nassau Capital, L.L.C., the general partner of Nassau Capital Partners L.P.; accordingly Mr. Quigley may be deemed to be the beneficial owner of such shares and for purposes of this table they are included. Mr. Quigley is also a member of NAS Partners I L.L.C. which owns 3,825 shares of Common Stock; accordingly Mr. Quigley may be deemed to be the beneficial owner of such shares and for purposes of this table they are included. Mr. Quigley disclaims beneficial ownership of all such shares. The address of Nassau Capital Partners L.P., NAS Partners I L.L.C. and Mr. Quigley is 22 Chambers Street, Princenton, New Jersey 08542.

(5) Includes shares subject to vesting which may be repurchased by the Company if they fail to vest.

(6) Excludes shares issuable upon exercise of options which are not exercisable within 60 days of the date of the table set forth above, as follows: Mr. Buch - 7,200 shares; Mr. Halchishak - 81,294 shares; and Mr. Ledlow - 81,294 shares.

(7) The address of such person is c/o Baker Hughes Incorporated, 3900 Essex Lane, Suite 1200, Houston, Texas 77027.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Prior to December 5, 1996, the Company had no compensation committee or other committee of the Board performing similar functions. Accordingly, decisions concerning compensation of executive officers in 1996 were made by the entire Board. Other than Martin R. Reid, there were no officers or employees of the Company who participated in deliberations concerning such compensation matters.

   On December 5, 1996, the Board established a compensation committee (the "Compensation Committee") to establish remuneration levels for executive officers of the Company and implementation of the Company's stock option plans and any other incentive programs. On such date, James R. Buch and Eric L. Mattson were appointed as the members of the Compensation Committee.

   The 1996 Plan was adopted by the Board concurrently with the establishment of the Compensation Committee. Accordingly, the Compensation Committee did not act upon or approve the 1996 Plan. The Compensation Committee will administer the 1996 Plan as described below under "Description of the 1996 Plan-- Administration."

COMPENSATION OF DIRECTORS

   The Company did not pay any fees or remuneration to directors for their service on the Board or any Board committee in 1996, however, the Company reimbursed directors for their out-of-pocket expenses incurred in connection with attending meetings of the Board. In addition, during 1996, James R. Buch was granted stock options under the 1995 Plan in connection with his election to the Board.

   Effective January 1, 1997, in addition to reimbursement for out-of-pocket expenses, all non-employee members of the Board will receive $10,000 per year (payable $2,500 per quarter) as compensation for serving on the Board, plus $1,500 for attendance at each Board meeting and $500 for attendance at each committee meeting. In addition, each committee chairman will receive an additional $1,500 per year. Assuming the Company's stockholders approve the Proposal, all non-employee directors will also receive non-qualified stock options under the 1996 Plan as described below under "Description of the 1996 Plan--Awards Under the 1996 Plan."

EXECUTIVE COMPENSATION

     Summary Compensation Table

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the Company's other executive officers other than the Chief Executive Officer (collectively, the "Named Executive Officers") who earned more than $100,000 for all services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended December 31, 1996, 1995 and 1994:

                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM
                                                   ANNUAL COMPENSATION  COMPENSATION
                                                  --------------------- ------------       ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR   SALARY($) BONUS($)(3)   OPTIONS(#)    COMPENSATION ($)
---------------------------                ----   --------- -----------   ----------    ----------------
Martin R. Reid
 Chairman and Chief Executive
 Officer(1).............................   1996    294,231     84,375           --           5,641(4)
                                           1995    220,674    140,625           --              --
                                           1994     59,976         --           --              --
Douglas A. Waugaman
 Vice President, Chief Financial
 Officer, Secretary and Treasurer(1)....   1996    155,923     42,900           --           7,149(2)
                                           1995    139,550     48,050           --         126,940(2)
                                           1994    115,200     11,250           --           4,074(2)

Ronald Halchishak
 Senior Vice President-Operations(1)....   1996    150,000    100,000       71,250             920(4)
                                           1995    147,115     26,520       16,740              --
                                           1994     97,517     10,791           --              --
David G. Ledlow
 Senior Vice President-Operations(1)....   1996    117,692     36,709       71,250           4,200(5)
                                           1995     85,827     38,472       16,740              --
                                           1994     72,918     14,145           --              --

(1) Includes amounts paid by an entity acquired by the Company in September
    1995.

(2) Consists of an automobile allowance ($2,175) and insurance premiums paid by the Company ($4,974) for life insurance and disability policies covering Mr. Waugaman for 1996. Consists of relocation expenses reimbursed by the Company ($19,598), a relocation bonus ($100,000) and insurance premiums paid by the Company ($7,342) for life insurance and disability policies covering Mr. Waugaman for 1995. Consists of insurance premiums paid by the Company for life insurance and disability policies covering Mr. Waugaman for 1994.

(3) The amount of bonus earned in each fiscal year is paid, and accounted for in this table, in the next succeeding fiscal year. Bonuses earned with respect to fiscal 1996 are not yet calculable.

(4) Consists of an automobile allowance.

(5) Consists of relocation expenses reimbursed by the Company.

   Stock Options Granted in Fiscal 1996

     The following table sets forth information concerning individual grants of stock options made by the Company during the fiscal year ended December 31, 1996 to each of the Named Executive Officers.


                                                 OPTION GRANTS IN LAST FISCAL YEAR
                                                                                                              POTENTIAL REALIZABLE
                                                                                                                VALUE AT ASSUMED
                                                                                                                 ANNUAL RATES OF
                                                                                                                   STOCK PRICE
                                                                                                                APPRECIATION FOR
                                                               INDIVIDUAL GRANTS                                   OPTION TERM
                                      ---------------------------------------------------------------------------------------------
                                          NUMBER OF          PERCENT OF TOTAL
                                         SECURITIES          OPTIONS GRANTED     EXERCISE OR
                                         UNDERLYING            TO EMPLOYEES      BASE PRICE     EXPIRATION
          NAME                        OPTIONS GRANTED(#)      IN FISCAL YEAR       ($/SH)          DATE         5%($)       10%($)
-----------------------------         ------------------     ----------------    -----------    ----------   ----------  ----------
Martin R. Reid
 Chairman and Chief Executive
 Officer...........................           -                      -                -              -            -           -

Douglas A. Waugaman
 Vice President, Chief Financial
 Officer, Secretary and Treasurer..           -                      -                -              -            -           -

Ronald Halchishak
 Senior Vice President---
 Operations........................        11,250(1)                5.4%            $14.11          2006      $ 99,829    $  252,987

                                           60,000(2)               28.7%            $21.00          2006      $792,407    $2,008,115

David G. Ledlow
 Senior Vice President-
 Operations........................        11,250(1)                5.4%            $14.11          2006      $ 99,829    $  252,987

                                           60,000(2)               28.7%            $21.00          2006      $792,407    $2,008,115


(1) Such options vest equally over four years on April 1, 1997, 1998, 1999 and 2000.

(2) Such options vest equally over four years on October 22, 1997, 1998, 1999 and 2000.

Aggregated Option Exercises and Fiscal Year-End Option Values

   The following table sets forth information (on an aggregated basis) concerning each exercise of stock options during the year ended December 31, 1996 by each of the Named Executive Officers and the year-end value of unexercised options.

                          AGGREGATED OPTION EXERCISES
                          IN THE LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES



                                                                                                         VALUE OF UNEXERCISED
                                                                      NUMBER OF UNEXERCISED OPTIONS   "IN-THE-MONEY" OPTIONS/SARS
                                                                         AT FISCAL YEAR-END (#)         AT FISCAL YEAR-END(#)(1)
                                     SHARES ACQUIRED      VALUE       -----------------------------   ---------------------------
               NAME                   ON EXERCISE(#)    REALIZED($)   EXERCISABLE     UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------------------     ---------------    -----------   -----------     -------------   -----------   -------------
Martin R. Reid
 Chairman and Chief Executive
 Officer........................            --              --             --              --             --             --
Douglas A. Waugaman
 Vice President, Chief Financial
 Officer, Secretary and
 Treasurer......................            --              --             --              --             --             --
Ronald Halchishak
 Senior Vice President-
 Operations.....................           5,580            --           1,116           81,294        $30,958       $837,070
David G. Ledlow
 Senior Vice President-
 Operations.....................           4,725            --           1,971           81,294        $54,676       $837,070
------------

(1) Options are "in-the-money" at the fiscal year-end if the fair market value (based on the closing price of the Company's Common Stock on the Nasdaq National Market System on December 23, 1996 of $27.75 per share, less the exercise price) of the underlying securities on such date exceeds the exercise or base price of the option.

TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

   The Company and Mr. Waugaman are parties to a Separation and Stock Purchase Agreement dated July 25, 1995 (the "Waugaman Purchase Agreement"). Pursuant to the Waugaman Purchase Agreement, if Mr. Waugaman's employment is terminated without cause or if he is not offered a substantially similar position as Chief Financial Officer with a successor entity following a change of control, he will be entitled to severance pay equal to nine months base salary. Mr. Waugaman has agreed that in consideration of such severance benefits, he will not compete with the Company for a period of nine months if his employment is terminated other than for cause. In addition, pursuant to an oral arrangement supplementing the Waugaman Purchase Agreement, RSC has purchased a $500,000 life insurance policy under which Mr. Waugaman's wife is the beneficiary and a disability policy for Mr. Waugaman.

   The Company has entered into a severance agreement with each of Messrs. Halchishak and Ledlow providing for certain benefits upon termination of employment either by the Company without cause or by such named executive officer due to a reduction in base salary and benefits (other than across the board salary cuts for employees at such named executive officer's level or changes in benefits). These benefits include a lump sum severance payment equal to 100% of such named executive officer's base salary, plus a pro rata portion of the of current-year bonus opportunity, plus life, disability, accident and group health insurance benefits substantially similar to those received by such named executive officer immediately prior to termination for a twelve (12) month period. In addition, all stock options granted prior to 1996, all stock options that are scheduled to vest in the year of termination and one-third of all other stock options held by him, if any, shall become vested and exercisable effective as of the day immediately prior to the date of termination of such named executive officer. As consideration for these benefits, each of Messrs. Halchishak and Ledlow agreed that during the term of the severance agreement and for twenty-four (24) months after termination of employment for any reason they would not solicit any customers of the Company or hire or offer employment to any employee of the Company. The severance agreements with Messrs. Halchishak and Ledlow will continue in effect through December 31, 2001.

1995 PLAN

     The Company maintains the 1995 Plan for the benefit of certain employees of the Company. The purpose of the 1995 Plan is to enable the Company to attract, retain and motivate key employees who are important to the success and growth of the Company and to create a mutuality of interest between the key employees and the stockholders of the Company by granting the key employees options to purchase Common Stock. Under the 1995 Plan, 324,000 shares of Common Stock may be issued. The 1995 Plan provides that the Board or a committee appointed by the Board (in either case, the "1995 Plan Committee") may grant non-transferable incentive stock options ("ISOs") and non-qualified stock options to key employees. The 1995 Plan Committee has the full authority and discretion, subject to the terms of the 1995 Plan, to determine those individuals who are eligible to be granted options and the amount and type of options. Terms and conditions of options are set forth in written option agreements. The 1995 Plan expires ten years from the date the 1995 Plan was adopted by the Board, unless it is terminated earlier by the 1995 Plan Committee, but options granted prior to such date may extend beyond that date.

     The 1995 Plan provides that it may be amended by the 1995 Plan Committee, except that no amendment may (with certain exceptions for stock splits and other changes in the Company's Common Stock), without the approval of stockholders of the Company, (i) increase the total number of shares of Common Stock which may be acquired upon exercise of options granted under the 1995 Plan, (ii) change the types of employees eligible to participate in the 1995 Plan, (iii) effect any change that would require stockholder approval under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (iv) extend the period of time during which an option may be granted, or (v) reduce the exercise price of an outstanding option. The Board or the stockholders may, however, make or authorize any appropriate adjustments to the number of shares of Common Stock available, and the terms of outstanding options, under the 1995 Plan to reflect a recapitalization, reorganization, stock split, stock dividend or other change in the Company's capital structure.

     The 1995 Plan Committee generally determines the number of shares underlying an option as well as the exercise date, the exercise price and the exercise period of an option, subject, however, to the following restrictions:
(i) options will not be exercisable for more than 10 years from the date of grant (five years if the optionee is a holder of at least 10% of the combined voting power of the Company and any parent or subsidiary (a "10% shareholder") and the option is an incentive stock option); and (ii) the exercise price of an ISO may not be less than the fair market value of the underlying shares on the date of grant (110% if the optionee is a 10% shareholder). ISOs are subject to additional requirements under the 1995 Plan and the Internal Revenue Code of 1986, as amended (the "Code").

     A participant may elect to exercise one or more of his options by giving written notice to the Secretary of the Company of such election at any time during which the option is exercisable under the

1995 Plan or the applicable stock option agreement. The participant shall specify the number of options to be exercised and provide payment in full of the aggregate purchase price for the shares of Common Stock for which options are being exercised. Payment may be made (i) in cash or by check, (ii) if so permitted by the Committee, through delivery of unencumbered shares of Common Stock, a promissory note or, in the case of non-qualifying stock options, unencumbered shares of Common Stock issuable to the participant upon exercise of the option, or (iii) with the consent of the 1995 Plan Committee, any combination of the consideration provided for in (i) and (ii).

     In its absolute discretion, the 1995 Plan Committee may provide that in the event of a merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, all outstanding options shall be exercisable immediately prior to such event, and immediately after such event, the options shall terminate.

EXECUTIVE INCENTIVE BONUS PLAN

     The Company maintains a Corporate Management Bonus Plan (the "Management Bonus Plan") for key corporate employees. The purpose of the Management Bonus Plan is to offer incentives to key management of the Company so as to (i) reward them for achieving financial goals and (ii) further the alignment of interests of key management with the Company's stockholders. Bonuses under the Management Bonus Plan are based on achieving certain EBITA objectives. Each participant's bonus award is calculated as a percentage of base salary, and generally ranges from 20% to 75% of base salary.

     In addition, the Company maintains Region Manager and General Manager Bonus Plans (the "Operations Bonus Plan"). The Operations Bonus Plan is designed to provide incentives to operations management to maintain a high level of profitability and asset utilization and to achieve the Company's financial goals in their individual market. Bonuses under the Operations Bonus Plan are based on the degree to which region or individual location operating profit objectives are met and range from 10% to 75% of the participant's base salary if financial targets are achieved. If financial targets are exceeded, participants may receive an additional bonus based on incremental regional or store profit.

     Bonuses under the Management Bonus Plan and the Operations Bonus Plan are paid semi-annually. The first payment is made after finalization of the first six months results, and the amount of the first payment is 50% of the bonus earned for that six months, with the remainder of the bonus to be paid at year end. The second payment is calculated after year end audited financial statements are finalized, and the amount of the second payment is the total bonus paid less the amount paid for the first six-month period.

                          DESCRIPTION OF THE 1996 PLAN

GENERAL

     On December 5, 1996, the Board adopted the 1996 Plan. The principal purposes of the 1996 Plan are to provide incentives for officers, key employees and consultants of the Company and its subsidiaries through granting of options, restricted stock and other awards ("Awards"), thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ. In addition to Awards made to officers, key employees or consultants, the 1996 Plan provides for the granting of options ("Director Options") to the Company's independent non-employee directors pursuant to a formula, as described in further detail below and for the discretionary grant of additional options to such non-employee directors by action of the Board.

     Under the 1996 Plan, not more than 1,000,000 shares of Common Stock (or the equivalent in other equity securities) are authorized for issuance upon exercise of options, stock appreciation rights ("SARs"), and other Awards, or upon vesting of restricted or deferred stock Awards. Furthermore, the maximum number of shares which may be subject to options or SARs granted under the 1996 Plan to any individual in any calendar year cannot exceed 200,000. As of December 31, 1996, a total of 322,140 shares were subject to outstanding stock options held by approximately 36 officers, directors and key employees under the 1995 Plan, and only 1,860 shares remained available for the grant of new stock options under the 1995 Plan. On December 23, 1996, the closing price of the Company's Common Stock on the NASDAQ National Market System was $27.75 per share.

     The shares available under the 1996 Plan upon exercise of options, SARs and other Awards, and for issuance as restricted or deferred stock Awards, may either be previously authorized but unissued shares or treasury shares, and may be equity securities of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. The Committee (or the Board with respect to Director Options) has the discretion to make appropriate adjustments in the number and kind of securities subject to the 1996 Plan and to outstanding Awards thereunder to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization or consolidation of the Company; the split-up, spin-off, combination, repurchase, liquidation or dissolution of the Company; the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company; or any other similar corporate transaction or event (an "extraordinary corporate event").

     If any portion of an option, SAR or other Award terminates or lapses unexercised, or is canceled upon grant of a new option, SAR or other Award (which may be at a higher or lower exercise price than the option, SAR or other Award so canceled), the shares which were subject to the unexercised portion of such option, SAR or other Award, will continue to be available for issuance under the 1996 Plan.

     The principal features of the 1996 Plan are summarized below, but the summary is qualified in its entirety by reference to the 1996 Plan itself, a copy of which is attached hereto as Annex A. Copies of the 1996 Plan can also be obtained by making written request of the Company's Secretary.

ADMINISTRATION

     The Compensation Committee of the Board or a subcommittee thereof (the "Committee") will administer the 1996 Plan with respect to grants to employees or consultants of the Company and the full Board will administer the 1996 Plan with respect to Director Options. The Committee will consist solely of at least two members of the Board, each of whom is a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act ("Rule 16b-3") and, with respect to options and SARs which are intended to constitute performance-based compensation under
Section 162(m) of the Code, an "outside director" for purposes of Section 162(m) of the Code. Subject to the terms and conditions of the 1996 Plan, the Committee has the authority to select the persons to whom Awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 1996 Plan. Similarly, the Board has discretion to determine the terms and conditions of Director Options and to interpret and administer the 1996 Plan with respect to Director Options, consistent with the specific formula terms described in more detail below. The Committee (and the Board) are also authorized to adopt, amend and rescind rules relating to the administration of the 1996 Plan.

PAYMENT FOR SHARES

     The exercise or purchase price for all options, SARs, restricted stock and other Awards that provide a right to acquire Common Stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Committee (or the Board with respect to Director Options), be paid in whole or in part in Common Stock owned by the recipient (or issuable upon exercise of the option) valued at its fair market value on the date of exercise or through delivery of other property which constitutes good and valuable consideration, through delivery of a recourse promissory note bearing interest payable to the Company, or through delivery of a notice that the optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the option, and that the broker has been directed to pay the net proceeds of the sale to the Company in satisfaction of the exercise price, or by a combination of the foregoing. In addition, the Committee (or the Board with respect to Director Options) may in its discretion allow a delay in payment up to thirty
(30) days from the date the option, or portion thereof, is exercised.

AMENDMENT AND TERMINATION

     Amendments of the 1996 Plan to increase the number of shares as to which Awards may be made (except for adjustments resulting from stock splits and the like, and mergers, consolidations and other corporate transactions), or to modify the maximum number of shares which may be subject to options or SARs granted under the 1996 Plan to any individual in any calendar year, require the approval of the Company's stockholders. In all other respects, the 1996 Plan can be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Amendments of the 1996 Plan will not, without the consent of the participant, alter or impair any rights or obligations under any Award previously awarded, unless the Award agreement governing such Award itself otherwise expressly so provides. No termination date is specified for the 1996 Plan.

ELIGIBILITY

     Options, SARs, restricted stock and other Awards under the 1996 Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries and who are determined by the Committee to be key employees. Such Awards also may be granted to consultants of the Company selected by the Committee for participation in the 1996 Plan. Approximately 37 officers and other employees are eligible to participate in the 1996 Plan. More than one option, SAR, restricted stock Award or other Award may be granted to an employee or consultant, but the aggregate fair market value (determined at the time of grant) of shares with respect to which an ISO is first exercisable by an optionee (i.e. "vests") during any calendar year cannot exceed $100,000. In addition, non-employee directors of the Company will be granted NQSOs (as defined herein) by the Board under the 1996 Plan. Six directors are eligible to participate in the 1996 Plan.

AWARDS UNDER THE 1996 PLAN

     The 1996 Plan provides that the Committee may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof. Each Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award.

     Nonqualified Stock Options ("NQSOs") will provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date, subject to the participant's continued employment with the Company and/or subject to the satisfaction of individual or Company performance targets established by the Committee. NQSOs may be granted for any term specified by the Committee.

     Director Options are NQSOs granted to non-employee directors of the Company pursuant to a formula. Under the formula in the 1996 Plan, all persons who, as of the effective date of the 1996 Plan, are non-employee directors, and any person who, during the term of the 1996 Plan, is initially elected to the Board and who is a non-employee director at the time of such initial election, automatically shall be granted an option to purchase ten thousand (10,000) shares of Common Stock (subject to adjustment as provided in the 1996 Plan) on the effective date of the 1996 Plan or the date of such initial election, as applicable. In the case of James R. Buch, the Company previously granted him an option to purchase nine thousand (9,000) shares of Common Stock under the 1995 Plan. Accordingly, on the effective date of the 1996 Plan, Mr. Buch will be granted an option to purchase one thousand (1,000) shares of Common Stock. During the term of the 1996 Plan, each then current non-employee director shall automatically be granted a NQSO to purchase two thousand five hundred (2,500) shares of Common Stock at each subsequent annual meeting at which he is reelected to the Board. Further stockholder action is not required with respect to such option grants. In addition, during the term of the 1996 Plan, the Board may from time to time, in its absolute discretion, and subject to applicable limitations of the 1996 Plan, grant additional Director Options to the non-employee directors (or any of them). The exercise price of the Director Options shall be 100% of the fair market value of a share of Common Stock on the date of grant. The period during which the right to exercise a Director Option in whole or in part vests in the optionee will be set by the Board. No portion of a Director Option shall be exercisable after the tenth anniversary of the date of grant.

     Incentive Stock Options ("ISOs") will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee's termination of employment, and must be exercised within the ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the 1996 Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

     Restricted Stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Committee. Restricted stock, typically, may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met.
In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

     Deferred Stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock Award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

     Stock Appreciation Rights may be granted in connection with stock options or other Awards, or separately. SARs granted by the Committee in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of the Company's Common Stock over the exercise price of the related option or other Awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the 1996 Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Committee in the SAR agreements. The Committee may elect to pay SARs in cash or in Common Stock or in a combination of both.

     Dividend Equivalents represent the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options, SARs or other Awards held by the participant.

     Performance Awards may be granted by the Committee on an individual or group basis. Generally, these Awards will be based upon specific performance targets and may be paid in cash or in Common Stock or in a combination of both. Performance Awards may include "phantom" stock Awards that provide for payments based upon increases in the price of the Company's Common Stock over a predetermined period. Performance Awards may also include bonuses which may be granted by the Committee on an individual or group basis and which may be payable in cash or in Common Stock or in a combination of both.

     Stock Payments may be authorized by the Committee in the form of shares of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the key employee or consultant.

1996 PLAN BENEFITS

          THE BENEFITS, AMOUNTS AND VALUES TO BE RECEIVED BY THE NAMED EXECUTIVE OFFICERS, INDIVIDUALLY AND AS A GROUP, AND BY OTHER EMPLOYEES OF THE COMPANY UNDER THE 1996 PLAN ARE NOT DETERMINABLE. OPTIONS FOR 51,000 SHARES IN THE AGGREGATE OF COMMON STOCK WILL AUTOMATICALLY BE GRANTED TO THE COMPANY'S NON-EMPLOYEE DIRECTORS ON THE EFFECTIVE DATE OF THE 1996 PLAN.

MISCELLANEOUS PROVISIONS

     The Committee (or Board with respect to Director Options) has discretion under the 1996 Plan to provide that options and other rights to acquire Common Stock will expire at specified times following, or become exercisable in full upon, the occurrence of certain specified extraordinary corporate events; but in such event the Committee may also give optionees and other grantees the right to exercise their outstanding options or rights in full during some period prior to such events, even though the options or other Awards have not yet become fully exercisable, and the Committee may also provide that all restrictions imposed on some or all shares of restricted stock and/or deferred stock shall lapse, and some or all shares of restricted stock may cease to be subject to the Company's right to repurchase after such event.

     The 1996 Plan specifies that the Company may make loans to key employees to enable them to exercise options, purchase shares or realize the benefits of other Awards granted under the 1996 Plan. The terms and conditions of any such loan are to be set by the Committee.

     In consideration of the granting of an option, SAR or other Award, the participant must agree, in the written agreement embodying such Award, to remain in the employ of (or to consult for or to serve as a non-employee director of, as applicable) the Company or any subsidiary of the Company for a period of at least one year (or such shorter period as may be fixed in the agreement embodying such Award or by action of the Committee (or the Board with respect to Director Options) following grant of the option, SAR or other Award) after the option, SAR or other Award is granted (or, in the case of Director Options, until the next annual meeting of stockholders of the Company).

     The dates on which options or other Awards under the 1996 Plan first become exercisable and on which they expire will be set forth in individual Award agreements setting forth the terms of the Awards. Such agreements generally will provide that options and other Awards expire upon termination of the participant's status as an employee, consultant or director, although the Committee (or the Board with respect to Director Options) may provide that such options or other Awards continue to be exercisable following a termination without cause, or following a Change in Control of the Company (as defined in the 1996 Plan), or because of the grantee's retirement, death, disability or otherwise. Similarly, restricted stock granted under the 1996 Plan which has not vested generally will be subject to repurchase by the Company in the event of the grantee's termination of employment or consultancy, although the Committee may make exceptions, based on the reason for termination or on other factors.

     No option, SAR or other Award granted under the 1996 Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

     As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions of any option or other Award granted under the 1996 Plan, the Company requires participants to discharge applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options or receipt of other Awards, subject to the discretion of the Committee to disapprove such use. In addition, the Committee may grant to employees a cash bonus in the amount of any tax related to Awards.

     The 1996 Plan requires that be submitted for stockholder approval within twelve months of the ate of its adoption. Options, SARs and other Awards under the 1996 Plan may be granted prior to such approval, provided that such options, SARs or other Awards may not vest or become exercisable prior to the stockholders's approval of the 1996 Plan and that if such approval is not received within the twelve month period, all such options, SARs and other Awards shall become null and void.

SECURITIES LAWS

     The 1996 Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The 1996 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 1996 Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The tax consequences of the 1996 Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the 1996 Plan, and is intended for general information only. In addition, the tax consequences described below are subject to the limitation of Section 162(m) of the Code ("Section 162(m)"), as discussed in further detail below. Alternative minimum tax and state and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

     Nonqualified Stock Options. For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of an NQSO under the 1996 Plan, but will recognize ordinary income, and the Company generally will be entitled to a deduction, upon the exercise of an NQSO. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee's basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gain or loss.

     Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an ISO; however, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee. Generally, upon the sale or other taxable disposition of the shares of Common Stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of Common Stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income generally is limited to excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of Common Stock.

     Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

     Restricted Stock and Deferred Stock. An employee to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless, in the case of restricted stock, an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefor. Similarly, when deferred stock vests and is issued to the employee, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. If an election is made under Section 83(b) of the Code with respect to qualifying restricted stock, the employee generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefor and the Company will be entitled to a deduction for the same amount. The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

     Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

     Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

     Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

     Deferred Compensation. Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and the Company will not be entitled to a deduction at that time. When and to the extent such NQSOs are exercised, the rules regarding NQSOs outlined above will generally apply.

     Section 162(m) Limitation. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Rights or awards granted under the 1996 Plan, other than options and SARs, will not qualify as "qualified performance-based compensation" for purposes of Section 162(m) unless such rights or awards are granted or vest upon preestablished objective performance goals, the material terms of which are disclosed to and approved by the stockholders of the Company. Thus, the Company expects that such other rights or awards under the 1996 Plan will not constitute "qualified performance-based compensation" for purposes of Section 162(m).

     The Company has attempted to structure the 1996 Plan in such a manner that the remuneration attributable to stock options and SARs granted thereunder will not be subject to the $1,000,000 limitation. The Company has not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue. This discussion will neither bind the IRS nor preclude the IRS from adopting a contrary position.

REASONS FOR ADOPTION OF THE 1996 PLAN

     The 1995 Plan currently provides that 324,000 shares of Common Stock are authorized for issuance. As of December 31, 1996, approximately 1,860 shares remained available for future awards under the 1995 Plan. Also on that date, options held by approximately 36 officers, directors and key employees and covering approximately 287,850 shares were outstanding under the 1995 Plan, of which 16,047 were exercisable. The Board has determined that it is advisable to continue to provide stock-based incentive compensation to the Company's key employees and consultants, thereby continuing to align the interests of such employees and consultants with those of the stockholders, and that awards under the 1996 Plan are an effective means of providing such compensation. In addition, the Board has determined that it is advisable to provide non-employee directors of the Company with the additional incentive to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success. The Board recommends that the 1996 Plan be adopted.

                                 REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of Common Stock outstanding as of the Record Date of the Company is required to approve the Proposal.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors unanimously recommends that the stockholders vote "FOR" the Proposal. The Board of Directors believes that the terms of the 1996 Plan are fair and that approval of the Proposal is in the best interests of the Company and its stockholders.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
                            FOR 1997 ANNUAL MEETING

     Any stockholder intending to submit to the Company a proposal for inclusion in the Company's proxy materials relating to the annual meeting to be held in 1997 must submit such proposal so that it is received by the Company no later than January 18, 1997.

--------------------------------------------------------------------------------
 ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING CONSENT CARDS IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE AND, IN ANY EVENT, PRIOR TO FEBRUARY 14, 1997.
--------------------------------------------------------------------------------

                              By Order of the Board of Directors



                              Douglas A. Waugaman
                              Secretary

Scottsdale, Arizona
January 10, 1997

                                                                         ANNEX A



                      THE 1996 EQUITY PARTICIPATION PLAN
                                      OF
                          RENTAL SERVICE CORPORATION


         Rental Service Corporation, a Delaware corporation, has adopted The 1996 Equity Participation Plan of Rental Service Corporation (the "Plan"), effective December 5, 1996, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

         The purposes of this Plan are as follows:

         (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

         (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I

                                  DEFINITIONS

        1.1   General.  Wherever the following terms are used in this Plan they
              -------
shall have the meanings specified below, unless the context clearly indicates otherwise.

        1.2   Award Limit.  "Award Limit" shall mean 200,000 shares of Common
              -----------
Stock.

        1.3   Board.  "Board" shall mean the Board of Directors of the Company.
              -----

        1.4   Change in Control.  "Change in Control" shall mean a change in
              -----------------
ownership or control of the Company effected through either of the following transactions:

        (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

         (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

         1.5  Code.  "Code" shall mean the Internal Revenue Code of 1986, as
              ----
amended.

         1.6  Committee.  "Committee" shall mean the Compensation Committee of
              ---------
the Board, or another committee of the Board, appointed as provided in Section 9.1.

         1.7  Common Stock.  "Common Stock" shall mean the common stock of the
              ------------
Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

         1.8  Company.  "Company" shall mean Rental Service Corporation, a
              -------
Delaware corporation.

         1.9  Corporate Transaction.  "Corporate Transaction" shall mean any of
              ---------------------
the following stockholder-approved transactions to which the Company is a party:

         (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

         (b) the issuance of shares of capital stock of the Company or any capital stock, partnership units or any other securities evidencing ownership interests in any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of any Common Stock by reason of any recapitalization or other transaction which results in the holder of such shares of capital stock, partnership units or other securities controlling the Company or any successor or assign of the Company;

         (c) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

         (d) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

         1.10 Deferred Stock.  "Deferred Stock" shall mean Common Stock awarded
              --------------
under Article VII of this Plan.

         1.11 Director.  "Director" shall mean a member of the Board.
              --------

         1.12 Dividend Equivalent.  "Dividend Equivalent" shall mean a right to
              -------------------
receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.

         1.13 Employee.  "Employee" shall mean any officer or other employee
              --------
(as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

         1.14 Exchange Act.  "Exchange Act" shall mean the Securities Exchange
              ------------
Act of 1934, as amended.

         1.15 Fair Market Value.  "Fair Market Value" of a share of Common
              -----------------
Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

         1.16 Grantee.  "Grantee" shall mean an Employee or consultant granted
              -------
a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

         1.17 Incentive Stock Option.  "Incentive Stock Option" shall mean an
              ----------------------
option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

         1.18 Independent Director.  "Independent Director" shall mean a member
              --------------------
of the Board who is not an Employee of the Company.

         1.19 Non-Qualified Stock Option.  "Non-Qualified Stock Option" shall
              --------------------------
mean an Option which is not designated as an Incentive Stock Option by the Committee (or the Board, in the case of Options granted to Independent Directors).

         1.20 Option.  "Option" shall mean a stock option granted under Article
              ------
III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants
--------  -------
shall be Non-Qualified Stock Options.

         1.21 Optionee.  "Optionee" shall mean an Employee, consultant or
              --------
Independent Director granted an Option under this Plan.

         1.22 Performance Award.  "Performance Award" shall mean a cash bonus,
              -----------------
stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

         1.23 Plan.  "Plan" shall mean The 1996 Equity Participation Plan of
              ----
Rental Service Corporation.

         1.24 QDRO.  "QDRO" shall mean a qualified domestic relations order as
              ----
defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         1.25 Restricted Stock.  "Restricted Stock" shall mean Common Stock
              ----------------
awarded under Article VI of this Plan.

         1.26 Restricted Stockholder.  "Restricted Stockholder" shall mean an
              ----------------------
Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

         1.27 Rule 16b-3.  "Rule 16b-3" shall mean that certain Rule 16b-3
              ----------
under the Exchange Act, as such Rule may be amended from time to time.

         1.28 Stock Appreciation Right.  "Stock Appreciation Right" shall mean
              ------------------------
a stock appreciation right granted under Article VIII of this Plan.

         1.29 Stock Payment.  "Stock Payment" shall mean (i) a payment in the
              -------------
form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or consultant in cash, awarded under Article VII of this Plan.

         1.30 Subsidiary.  "Subsidiary" shall mean any corporation in an
              ----------
unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         1.31 Termination of Consultancy.   "Termination of Consultancy" shall
              --------------------------
mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

         1.32 Termination of Directorship.  "Termination of Directorship" shall
              ---------------------------
mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

         1.33 Termination of Employment.  "Termination of Employment" shall
              -------------------------
mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided,
                                                                    --------
however, that, unless otherwise determined by the Committee in its discretion, a
-------
leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                  ARTICLE II

                            SHARES SUBJECT TO PLAN

         2.1  Shares Subject to Plan.
              ----------------------

         (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed one million (1,000,000). The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

         (b) The maximum number of shares which may be subject to Options or Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by
Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Company's Common Stock, the transaction is treated as a cancellation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be canceled and the Stock Appreciation Right deemed to be granted are counted against the Award Limit.

         2.2  Add-back of Options and Other Rights.  If any Option, or other
              ------------------------------------
right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.


                                  ARTICLE III

                              GRANTING OF OPTIONS

         3.1  Eligibility.  Any Employee or consultant selected by the
              -----------
Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

         3.2  Disqualification for Stock Ownership.  No person may be granted
              ------------------------------------
an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

         3.3  Qualification of Incentive Stock Options.  No Incentive Stock
              ----------------------------------------
Option shall be granted to any person who is not an Employee.

         3.4  Granting of Options
              -------------------

         (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

              (i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

             (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

            (iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code; and

            (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options
                     --------  -------
     intended to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

         (b) Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

         (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

         (d) All persons who, as of the effective date of the Plan, are Independent Directors, and any person who, during the term of the Plan, is initially elected to the Board and who is an Independent Director at the time of such initial election, automatically shall be granted an Option to purchase ten thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the effective date of the Plan or the date of such initial election, as applicable. During the term of the Plan, each then current Independent Director shall automatically be granted an Option to purchase two thousand five hundred (2,500) shares of Common Stock at each subsequent annual meeting at which he is reelected to the Board. In addition, during the term of the Plan, the Board may from time to time, in its absolute discretion, and subject to applicable limitations of this Plan, grant additional Options to the Independent Directors (or any of them). The Board shall, in its absolute discretion, and subject to applicable limitations of this Plan, determine the terms and conditions of all such Options granted pursuant to this Section 3.4(d), consistent with this Plan. The foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.

                                  ARTICLE IV

                               TERMS OF OPTIONS

         4.1  Option Agreement.  Each Option shall be evidenced by a written
              ----------------
Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

         4.2  Option Price.  The price per share of the shares subject to each
              ------------
Option shall be set by the Committee (or the Board, in the case of Options granted to Independent Directors); provided, however, that such price shall be
                                   --------  -------
no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of Options granted to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

         4.3  Option Term.  The term of an Option shall be set by the Committee
              -----------
(or the Board, in the case of Options granted to Independent Directors) in its discretion; provided, however, that, (i) in the case of Options granted to
            --------  -------
Independent Directors, the term shall be ten (10) years from the date the Option is granted and (ii) in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

         4.4  Option Vesting
              --------------

         (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee (or the Board, in the case of Options granted to Independent Directors) and the Committee (or the Board, in the case of

Options granted to Independent Directors) may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

         (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee (or the Board, in the case of Options granted to Independent Directors) in the case of Options granted to Employees or consultants either in the Stock Option Agreement or by action of the Committee (or the Board, in the case of Options granted to Independent Directors) following the grant of the Option.

         (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

         4.5  Consideration.  In consideration of the granting of an Option,
              -------------
the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee (or the Board, in the case of Options granted to Independent Directors) following grant of the Option) after the Option is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

         5.1  Partial Exercise.  An exercisable Option may be exercised in
              ----------------
whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

         5.2  Manner of Exercise.  All or a portion of an exercisable Option
              ------------------
shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

         (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

         (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

         (c)  In the event that the Option shall be exercised pursuant to
Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

         (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii),
(iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

         5.3  Conditions to Issuance of Stock Certificates.  The Company shall
              --------------------------------------------
not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

         (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its absolute discretion, determine to be necessary or advisable;

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

         (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

         5.4  Rights as Stockholders.  The holders of Options shall not be, nor
              ----------------------
have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

         5.5  Ownership and Transfer Restrictions.  The Committee (or Board, in
              -----------------------------------
the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                  ARTICLE VI

                           AWARD OF RESTRICTED STOCK

         6.1  Award of Restricted Stock
              -------------------------

         (a)  The Committee may from time to time, in its absolute discretion:

              (i) Select from among the key Employees or consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

             (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

         (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price
                                 --------  -------
shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

         (c) Upon the selection of a key Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

         6.2  Restricted Stock Agreement.  Restricted Stock shall be issued
              --------------------------
only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

         6.3  Consideration.  As consideration for the issuance of Restricted
              -------------
Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Restricted Stock is issued (or such shorter period as may be fixed in the Restricted Stock Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

         6.4  Rights as Stockholders.  Upon delivery of the shares of
              ----------------------
Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided,
                                                                 --------
however, that in the discretion of the Committee, any extraordinary
-------
distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

         6.5  Restriction.  All shares of Restricted Stock issued under this
              -----------
Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however,
                                                             --------  -------
that by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.

         6.6  Repurchase of Restricted Stock.  The Committee shall provide in
              ------------------------------
the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no
                           --------  -------
such right of repurchase shall exist in the event of a Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

         6.7  Escrow.  The Secretary of the Company or such other escrow holder
              ------
as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

         6.8  Legend.  In order to enforce the restrictions imposed upon shares
              ------
of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                  ARTICLE VII

                   PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                        DEFERRED STOCK, STOCK PAYMENTS

         7.1  Performance Awards.  Any key Employee or consultant selected by
              ------------------
the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or consultant.

         7.2  Dividend Equivalents.  Any key Employee or consultant selected by
              --------------------
the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.

         7.3  Stock Payments.  Any key Employee or consultant selected by the
              --------------
Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

         7.4  Deferred Stock.  Any key Employee or consultant selected by the
              --------------
Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

         7.5  Performance Award Agreement, Dividend Equivalent Agreement,
              -----------------------------------------------------------
Deferred Stock Agreement, Stock Payment Agreement.  Each Performance Award,
-------------------------------------------------
Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

         7.6  Term.  The term of a Performance Award, Dividend Equivalent,
              ----
award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

         7.7  Exercise Upon Termination of Employment.  A Performance Award,
              ---------------------------------------
Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

         7.8  Payment on Exercise.  Payment of the amount determined under
              -------------------
Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this
Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

         7.9  Consideration.  In consideration of the granting of a Performance
              -------------
Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted (or such shorter period as may be fixed in such agreement or by action of the Committee following such grant). Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                 ARTICLE VIII

                           STOCK APPRECIATION RIGHTS

         8.1  Grant of Stock Appreciation Rights.  A Stock Appreciation Right
              ----------------------------------
may be granted to any key Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its discretion, may determine whether a Stock

Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him under this Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

         8.2  Coupled Stock Appreciation Rights
              ---------------------------------

         (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

         (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

         (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

         8.3  Independent Stock Appreciation Rights
              -------------------------------------

         (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

         (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common

Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

         8.4  Payment and Limitations on Exercise
              -----------------------------------

         (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.3 above pertaining to Options.

         (b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Board or Committee.

         8.5  Consideration.  In consideration of the granting of a Stock
              -------------
Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Stock Appreciation Right is granted (or such shorter period as may be fixed in the Stock Appreciation Right Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                  ARTICLE IX

                                ADMINISTRATION

         9.1  Compensation Committee.  The Compensation Committee (or another
              ----------------------
committee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and, with respect to the grant of Options or SARs which are intended to qualify as "performance-based compensation" under Section 162(m) of the Code, an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

         9.3  Duties and Powers of Committee.  It shall be the duty of the
              ------------------------------
Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

         9.3  Majority Rule; Unanimous Written Consent.  The Committee shall
              ----------------------------------------
act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

         9.4  Compensation; Professional Assistance; Good Faith Actions.
              ---------------------------------------------------------
Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

         10.1 Not Transferable.  Options, Restricted Stock awards, Deferred
              ----------------
Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

         During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

         10.2 Amendment, Suspension or Termination of this Plan.  Except as
              -------------------------------------------------
otherwise provided in this Section 10.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

         (a) The expiration of ten years from the date the Plan is adopted by the Board; or

         (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.4.

         10.3 Changes in Common Stock or Assets of the Company, Acquisition or
              -----------------------------------------------------------------
Liquidation of the Company and Other Corporate Events.
-----------------------------------------------------

         (a) Subject to Section 10.3(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee (or the Board, in the case of Options granted to Independent Directors) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

              (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

             (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

             (iii) the grant or exercise price with respect to any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

         (b) Subject to Sections 10.3(b)(vii) and 10.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

              (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

              (ii) In its sole and absolute discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

             (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section
     4.4 or (ii) the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

              (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent

     Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

               (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

              (vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 or forfeiture under Section 6.5 after such event.

              (vii) In the event of any Corporate Transaction, each outstanding Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, Stock Payment, Restricted Stock, or Deferred Stock award shall, immediately prior to the effective date of the Corporate Transaction, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, as applicable, and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding right shall not so accelerate if and to the extent:
     (i) such right is, in connection with the Corporate Transaction, either to be assumed by the successor or survivor corporation (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent thereof) or (ii) the acceleration of exercisability of such right is subject to other limitations imposed by the Plan Administrator at the time of grant. The determination of comparability of rights under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

         (c) Subject to Section 10.3(d) and 10.8, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

         (d) With respect to Incentive Stock Options and Options and Stock Appreciation Rights intended to qualify as performance-based compensation under
Section 162(m) of the Code, no adjustment or action described in this Section
10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m) of the Code, as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

         10.4 Approval of Plan by Stockholders.  This Plan will be submitted
              --------------------------------
for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

         10.5 Tax Withholding.  The Company shall be entitled to require
              ---------------
payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

         10.5 Loans.  The Committee may, in its discretion, extend one or more
              -----
loans to key Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

         10.7 Forfeiture Provisions.  Pursuant to its general authority to
              ---------------------
determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or
(b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

         10.8 Limitations Applicable to Section 16 Persons and Performance-
              ------------------------------------------------------------
Based Compensation.  Notwithstanding any other provision of this Plan, this
------------------
Plan, and any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option or Stock Appreciation Right intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

         10.9 Effect of Plan Upon Options and Compensation Plans.  The adoption
              --------------------------------------------------
of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

        10.10 Compliance with Laws.  This Plan, the granting and vesting of
              --------------------
Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        10.11 Titles.  Titles are provided herein for convenience only and are
              ------
not to serve as a basis for interpretation or construction of this Plan.

        10.12 Governing Law.  This Plan and any agreements hereunder shall be
              -------------
administered, interpreted and enforced under the internal laws of the State of [Delaware] without regard to conflicts of laws thereof.

                                    *  *  *

         I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Rental Service Corporation on December 5, 1996.

         Executed on this 5th day of December, 1996.



                                        /s/ Douglas A. Waugaman
                                        --------------------------
                                         Douglas A. Waugaman
                                         Secretary

                                                                PRELIMINARY COPY
                                                                    APPENDIX - 1


    THIS WRITTEN CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           RENTAL SERVICE CORPORATION

           CONSENT CARD FOR ACTION BY WRITTEN CONSENT OF STOCKHOLDERS
              TO BE EFFECTIVE AS SET FORTH IN THE PROXY STATEMENT
                        ACCOMPANYING THIS CONSENT CARD.

    Proposed consent resolution to approve and authorize a single proposal to approve the Company's adoption of the 1996 Equity Participation Plan of Rental Service Corporation as described in the accompanying Proxy Statement.


                   FOR  [_]    AGAINST  [_]    ABSTAIN  [_]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ABOVE PROPOSAL. FAILURE TO CHECK ANY OF THE BOXES WITH RESPECT TO THE PROPOSAL WILL, IF THIS CONSENT CARD HAS BEEN SIGNED AND DATED, CONSTITUTE APPROVAL OF AND CONSENT TO THE ADOPTION OF THE PROPOSAL.



  ___________________                                      ________________
  Consent Card Number                                      Number of Shares


                                             Dated: _____________________, 199__

                                             ___________________________________

                                             ___________________________________
                                               (Signature(s) of Stockholder(s))

                                             (NOTE--Please sign exactly as your
                                             name or names appear on the label.
                                             If more than one name appears, all
                                             persons so designated should sign.
                                             When signing in a representative
                                             capacity, please give your full
                                             title.)


      Please return promptly in the enclosed envelope, which requires no postage if mailed in the U.S.A.

                        DO NOT FOLD, STAPLE OR MUTILATE